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                                                                    EXHIBIT 99.2

                                   [AFC LOGO]

AFC ENTERPRISES PROVIDES UPDATE ON NASDAQ LISTING STATUS

     Stock Will Continue to Trade on Nasdaq Pending Determination by Listing
                              Qualifications Panel

ATLANTA, July 16 /PRNewswire-FirstCall/ -- AFC Enterprises, Inc. (Nasdaq:
AFCEE), the franchisor and operator of Popeyes(R) Chicken & Biscuits, Church's Chicken(TM) and Cinnabon(R) and the franchisor of Seattle's Best Coffee(R) in Hawaii, on military bases and internationally, today provided an update on the status of the trading of its Common Stock on the Nasdaq National Market. On June 19, 2003, the Company announced that the Nasdaq Listing Qualifications Panel had determined to continue listing the Company's Common Stock on the Nasdaq National Market, subject to specified conditions, one of which was the filing of the Form 10-K for 2002 with the Securities and Exchange Commission by July 16, 2003. On July 15, 2003, the Company informed the Panel that it will not be able to meet this condition, and the Company requested that the Panel provide an additional extension to allow the Company to complete the audits for the fiscal years 2002, 2001 and 2000 and to file its Annual Report. The Nasdaq Stock Market has indicated that the Panel will consider the Company's request for an additional extension and that the Company's Common Stock will continue to trade on the Nasdaq National Market pending a determination by the Panel.

AFC Corporate Profile

AFC Enterprises, Inc. is the franchisor and operator of 4,131 restaurants, bakeries and cafes as of May 18, 2003, prior to the sale of Seattle Coffee Company to Starbucks Corporation, in the United States, Puerto Rico and 32 foreign countries under the brand names Popeyes(R) Chicken & Biscuits, Church's Chicken(TM), Cinnabon(R) and the franchisor of Seattle's Best Coffee(R) in Hawaii, on military bases and internationally. AFC's primary objective is to be the world's Franchisor of Choice(R) by offering investment opportunities in highly recognizable brands and exceptional franchisee support systems and services. AFC Enterprises had system-wide sales of approximately $2.7 billion in 2002 and can be found on the World Wide Web at www.afce.com.

    Contact Information:
    Felise Glantz Kissell, Director IR & Finance
    (770) 353-3086

Forward-Looking Statement: Certain statements in this release, and other written or oral statements made by or on behalf of AFC or its brands are "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the outcome of the ongoing audits and restatement of the our financial statements, the potential delisting of our securities from the Nasdaq National Market, adverse effects of litigation or regulatory actions arising in connection with the restatement of our financial statements, the inability to attract and retain additional qualified management personnel, our ability to comply with covenants contained in our credit facility, the cost and availability of our principal food products, labor shortages or increased labor costs, our ability to franchise new units and expand our brands, our and our franchisees' ability to successfully operate existing units and open new units, changes in consumer preferences and demographic trends, competition, general economic, political and regulatory conditions and the risk factors detailed in our Annual Report on Form 10-K for the year ended December 30, 2001 and the other documents we file with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements, since those statements speak only as of the date they are made.